AXP(R)
     Intermediate
         Tax-Exempt
              Fund

2002 ANNUAL REPORT
(Prospectus Enclosed)

AXP Intermediate Tax-Exempt Fund seeks to provide shareholders with a high level of current income exempt from federal taxes.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

From the Chairman                                        2

Economic and Market Update                               4

Fund Snapshot                                            6

Questions & Answers
        with Portfolio Management                        7

The Fund's Long-term Performance                        10

Investments in Securities                               11

Financial Statements                                    18

Notes to Financial Statements                           21

Independent Auditors' Report                            29

Federal Income Tax Information                          30

Board Members and Officers                              34

Results of Meeting of Shareholders                      37

(photo of) Arne H. Carlson

From the Chairman

(photo of) Arne H. Carlson

Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT
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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT
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Economic and Market Update
         FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott

William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT
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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT
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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER

Portfolio manager                                      Dave Kerwin, CFA
Tenure/since                                                       1/01
Years in industry                                                    17

FUND OBJECTIVE

For investors seeking a high level of current income exempt from federal taxes.

Inception dates

A: 11/13/96       B: 11/13/96       C: 6/26/00       Y: 11/13/96

Ticker symbols

A: INFAX          B: --             C: --            Y: --

Total net assets                                         $119.7 million

Number of holdings                                    approximately 110

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       DURATION
SHORT    INT.   LONG
  X       X           HIGH
  X       X           MEDIUM  QUALITY
                      LOW

TOP FIVE STATES

Percentage of portfolio assets

Texas                                                               8.2%
Arizona                                                             6.2
Michigan                                                            6.2
Florida                                                             5.9
California                                                          5.8

CREDIT QUALITY SUMMARY

Percentage of portfolio assets

AAA bonds                                                          73.4%
AA bonds                                                           11.9
A bonds                                                             1.6
BAA bonds                                                           2.1
Non-investment grade bonds                                          4.4

Investment income from certain securities may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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6 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT
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Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Q: How did AXP Intermediate Tax-Exempt Fund perform for the 12-month period ended Nov. 30, 2002?

A: For the period, Class A shares of AXP Intermediate Tax-Exempt Fund returned 5.45%, excluding sales charges. By comparison, the Lehman Brothers Municipal 1-3 Year Bond Index returned 5.11%, while the Lipper Short/Intermediate Municipal Debt Funds Index generated a return of 4.87% for the same period.

Q:  What factors most significantly affected performance over the 12 months?

A: Throughout the period, municipal bonds performed relatively well, as a declining stock market, global tensions and a sluggish economic recovery prompted investors to seek safe havens for their assets. Extremely low interest rates on short-term money market securities also played a role in the success of municipal securities, as market participants sought higher yields from longer-term securities that were generally tax-exempt. Additionally, municipal intermediate-term bonds benefited from a steepening municipal yield curve throughout the year, which generally increased prices of the bonds emphasized by the Fund. However, it was not all positive; most noteworthy, this period was impacted by two months of sizable negative returns in March and October. Early in the period, the municipal bond market was volatile when it looked as if the recession would be short-lived and inflation and interest rates might rise. As the period unfolded, however, data indicated that the economic recovery was more muted than originally thought. In this environment, inflation remained tame, short-term interest rates held steady and intermediate-term interest rates declined. Later in the year, the confluence of a large and concentrated issuance of municipal new issues and a rallying stock market created a short-term

(bar graph)
           PERFORMANCE COMPARISON
      For the year ended Nov. 30, 2002
10%
 8%
 6%        (bar 1)      (bar 2)      (bar 3)
 4%        +5.45%       +5.11%       +4.87%
 2%
 0%

(bar 1) AXP Intermediate Tax-Exempt Fund Class A (excluding sales charge)

(bar 2) Lehman Brothers Municipal 1-3 Year Bond Index (unmanaged)

(bar 3) Lipper Short/Intermediate Municipal Debt Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT
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Questions & Answers

(begin callout quote) > We believe inflation will remain subdued and that interest rates, although they may go up, will not rise in a dramatic way. (end callout quote)

    but severe technical supply/demand imbalance. Because we emphasized intermediate-term bonds, the Fund benefited from the increase in prices these bonds provided in a declining interest-rate environment. During the period, most investors were sensitive to credit quality and tended to favor the high-grade segment of the market. We followed the same pattern, and the Fund's performance was enhanced by the liquidity and the price appreciation that higher-quality securities provided.

AVERAGE ANNUAL TOTAL RETURNS

as of Nov. 30, 2002
                                Class A                   Class B                   Class C                    Class Y
(Inception dates)             (11/13/96)                (11/13/96)                 (6/26/00)                 (11/13/96)
                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
1 year                   +5.45%       +0.44%        +4.66%       +0.66%       +4.86%       +4.86%       +5.67%       +5.67%
5 years                  +4.51%       +3.50%        +3.73%       +3.55%         N/A          N/A        +4.61%       +4.61%
10 years                   N/A          N/A          N/A           N/A          N/A          N/A          N/A          N/A
Since inception          +4.63%       +3.79%        +3.85%       +3.85%       +5.21%       +5.21%       +4.73%       +4.73%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT
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Questions & Answers

Q:  What changes did you make to the portfolio during the period?

A: We found the most attractive opportunities among intermediate-term municipal bonds with relatively high yields. We combined purchases of securities that mature in five-to-seven years with others that mature in ten-to fifteen years. These segments of the market offered the best values and had much less downside price risk than longer-term bonds.

    During the period we entered into Bond Market Association (BMA) swaps as a tool to help manage the portfolio's duration. We use BMA swaps as a substitute for Treasury futures because of the considerable basis risk (taxable rates versus tax-exempt rates) associated with Treasury futures. By using BMA swaps we are able to adjust the Fund's duration quickly, without buying or selling bonds. In this period the swaps detracted from Fund performance. However, the portfolio as a whole benefited as bond values increased. Prior to the end of the period, we sold out of our swaps positions. We currently are not invested in any swaps, however, it is possible we may use them again in the future.

Q:  What is your outlook for the months ahead?

A: We expect relatively slow but positive economic growth in the months ahead. We believe inflation will remain subdued and that interest rates, although they may go up, will not rise in a dramatic way. As the economy shows clearer signs of improvement, we believe the Federal Reserve may raise short-term interest rates modestly but do not believe that these higher interest rates will have a significant impact on the municipal bond market. High-quality securities are likely to continue to enjoy an advantage, as long as the economy continues to recover slowly. This emphasis on quality should work to the benefit of municipal bonds. We are optimistic that intermediate-term securities will continue to offer a combination of positive upside potential along with some downward protection if interest rates do begin to rise.

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9 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Intermediate Tax-Exempt Fund Class A shares (from 11/13/96 to 11/30/02) as compared to the performance of two widely cited performance indices, Lehman Brothers Municipal 1-3 Year Bond Index and the Lipper Short/Intermediate Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP INTERMEDIATE TAX-EXEMPT FUND
$20,000

$15,000        (solid line) AXP Intermediate Tax-Exempt Fund Class A

$10,000        (dotted line) Lehman Brothers Municipal 1-3 Year Bond Index(1)

 $5,500        (dashed line) Lipper Short/Intermediate Municipal Debt
               Funds Index(2)

      12/1/96       11/97      11/98      11/99     11/00      11/01     11/02

(solid line) AXP Intermediate Tax-Exempt Fund Class A $12,494

(dotted line) Lehman Brothers Municipal 1-3 Year Bond Index(1) $13,486

(dashed line) Lipper Short/Intermediate Municipal Debt Funds Index(2) $13,090

(1) Lehman Brothers Municipal 1-3 Year Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue and pre-refunded bonds that have an approximate maturity of 3 years. The index is frequently used as a general performance measure of tax-exempt bonds with shorter maturities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the Fund.

(2) The Lipper Short/Intermediate Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

              Average Annual Total Returns
      Class A with Sales Charge as of Nov. 30, 2002

1 year                                             +0.44%
5 years                                            +3.50%
10 years                                             N/A
Since inception                                    +3.79%

Results for other share classes can be found on page 8.

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10 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT
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Investments in Securities

AXP Intermediate Tax-Exempt Fund
Nov. 30, 2002

(Percentages represent value of investments compared to net assets)

Municipal bonds (95.7%)
Name of                       Coupon                Principal          Value(a)
issuer and                     rate                  amount
title of
issue(b,c)

Alaska (1.6%)

Anchorage General Purpose
     Unlimited General Obligation Bonds
     Series 2000A (MBIA Insured)
         09-01-05               4.50%             $1,000,000          $1,062,520
North Slope Borough
     Capital Appreciation
     Unlimited General Obligation Bonds
     Zero Coupon Series 1995A
     (MBIA Insured)
         06-30-06               5.00               1,000,000(d)          903,850
Total                                                                  1,966,370

Arizona (6.4%)

Mesa Utility Systems
     Refunding Revenue Bonds
     Series 2002A (FGIC Insured)
         07-01-15               5.00               1,000,000           1,069,480
State Educational Loan Marketing
     Revenue Bonds 1st Series 2001A A.M.T.
         12-01-05               4.40               1,000,000           1,045,610
State School Facilities Board
     School Improvement Revenue Bonds
     Series 2002
         07-01-10               5.50               2,000,000           2,247,500
Tempe Unified High School
     District #213 Unlimited General Obligation
     Refunding Bonds Series 2002 (FSA Insured)
         07-01-07               5.00               2,000,000(f)        2,184,580
Tucson Water System
     Refunding Revenue Bonds
     Series 2002 (FGIC Insured)
         07-01-07               5.50               1,000,000           1,113,660
Total                                                                  7,660,830

California (6.0%)

State Department of Water Resources
     Power Supply Revenue Bonds
     Series 2002A (MBIA Insured)
         05-01-10               5.25               2,500,000           2,762,575
State Department of Water Resources
     Water Systems Revenue Bonds
     Center Valley Series 2002X
     (FGIC Insured)
         12-01-17               5.50               2,000,000           2,239,780
State Unlimited General Obligation Refunding Bonds
     Series 2001 (AMBAC Insured)
         03-01-15               5.50               2,000,000           2,170,940
Total                                                                  7,173,295

Colorado (0.9%)

Denver City & County
     Unlimited Government Obligation Bonds
     Series 1999B
         08-01-07               5.63               1,000,000           1,121,800

Florida (6.0%)

Arbor Greene Community Development District
     Special Assessment Revenue Bonds
     Series 2000
         05-01-07               6.50                 340,000             344,264
Bonita Springs Vasari Community
     Development District Capital
     Improvement Revenue Bonds
     Series 2001B
         05-01-09               6.20                 500,000             495,545
Grand Haven Community Development District
     Special Assessment Refunding Revenue
     Bonds Series 2002
         11-01-07               6.13                 480,000             479,789
Harbor Bay Community Development District
     Capital Improvement Revenue Bonds
     Series 2001B
         05-01-10               6.35                 495,000             499,920

See accompanying notes to investments in securities.

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11 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Name of                       Coupon                Principal          Value(a)
issuer and                     rate                  amount
title of
issue(b,c)

Florida (cont.)

Heritage Palms Community Development District
     Capital Improvement Revenue Bonds
     Series 1998
         11-01-03              5.40%                $150,000            $149,621
Lakewood Ranch Community Development
     District #5 Special Assessment
     Revenue Bonds Series 2001B
         05-01-11              6.00                  360,000             358,103
Municipal Power Agency
     Refunding Revenue Bonds
     Stanton Series 2002
     (FSA Insured)
         10-01-15              5.50                1,500,000           1,651,935
Orange County Tourist Development
     Miscellaneous Tax Revenue Bonds
     Series 2000 (AMBAC Insured)
         10-01-06              5.00                1,000,000           1,091,890
Renaissance Community Development District
     Special Assessment Capital Improvement
     Revenue Bonds Series 2002B
         05-01-08              6.25                  490,000             491,308
Stoneybrook Community Development District
     Capital Improvement Revenue Bonds
     Lee County Series 1998B
         05-01-08              5.70                  230,000             228,615
Village Community Development District #5
     Special Assessment Revenue Bonds
     Series 2002B
         05-01-07              5.40                1,000,000             992,670
Waterchase Community Development District
     Capital Improvement Revenue Bonds
     Series 2001B
         05-01-08              5.90                  395,000             393,894
Total                                                                  7,177,554

Georgia (4.7%)

State General Obligation Bonds
     Series 2002D
         08-01-10              5.25                2,000,000           2,216,300
State Municipal Electric Power Authority
     Revenue Bonds Series 2002A
     (FSA Insured)
         01-01-14              5.25                2,000,000           2,177,160
State Unlimited General Obligation Bonds
     Series 1995
         09-01-07              6.00                1,100,000           1,255,815
Total                                                                  5,649,275

Hawaii (0.9%)

State Tax General Obligation Bonds
     Series 1993CA (FSA Insured)
         01-01-07              5.75                1,000,000           1,114,020

Illinois (1.4%)

Chicago Tax Increment Allocation
     Capital Appreciation Revenue Bonds
     Chicago Central Loop Zero Coupon
     Series 2000A (AMBAC Insured)
         12-01-07              5.13                1,000,000(d)          851,940
Lake County Community High School District #117
     Capital Appreciation Bonds Zero Coupon
     Antioch Series 2000B (FGIC Insured)
         12-01-08              5.13                1,000,000(d)          807,120
Total                                                                  1,659,060

Maryland (0.9%)

State Unlimited General Obligation Bonds
     Series 2001
         07-15-08              5.25                1,000,000           1,112,830

See accompanying notes to investments in securities.

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12 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Name of                       Coupon                Principal          Value(a)
issuer and                     rate                  amount
title of
issue(b,c)

Massachusetts (4.2%)

State Consolidated Loan General Obligation Bonds
     Series 2002C (FGIC Insured)
         11-01-13              5.50%              $2,000,000          $2,240,720
State Health & Educational Facilities Authority
     Hospital Revenue Bonds
     Caritas Christi Obligation Group
     Series 1999A
         07-01-04              5.25                  500,000             513,860
State Limited General Obligation Refunding
     Revenue Bonds Series 2002C
     (FGIC Insured)
         11-01-14              5.50                2,000,000           2,235,840
Total                                                                  4,990,420

Michigan (6.3%)

Concord Academy
     Certificates of Participation
     Series 1998
         10-01-03              5.70                   65,000              65,290
Countryside Charter School
     Full Term Certificates of Participation
     Berrien County Series 1999
         04-01-04              5.70                   75,000              75,454
Garden City Hospital Finance Authority
     Hospital Revenue Bonds Series 1998A
         09-01-03              5.38                   55,000              53,923
Livingston Developmental Agency
     Certificates of Participation
     Series 1999
         05-01-05              5.70                  145,000             145,252
State Municipal Bond Authority Clean Water
     Revolving Fund Revenue Bonds
     Series 2002
         10-01-15              5.50                2,000,000           2,245,300
State Public Power Agency Refunding Revenue Bonds
     Belle River Project Series 2002A
     (MBIA Insured)
         01-01-10              5.25                2,000,000(f)        2,185,160
State Unlimited General Obligation
     Refunding Bonds
     Series 2001
         12-01-13              5.50                2,100,000           2,372,223
Summit Academy Certificates of Participation
     Junior High School Facility
     Series 1998
         08-01-04              5.70                  260,000             261,742
Summit Academy Certificates of Participation
     Junior High School Facility
     Series 1999
         09-01-04              5.70                  135,000             140,893
Total                                                                  7,545,237

Minnesota (5.4%)

Minneapolis & St. Paul Metropolitan
     Airports Commission
     Special Facilities Revenue Bonds
     Northwest Airlines Series 2001B A.M.T.
         04-01-25              6.50                  500,000             458,020
Minneapolis Unlimited General Obligation Bonds
     Series 2001
         12-01-07              5.00                1,000,000           1,102,730
Osseo Independent School District #279
     Unlimited General Obligation Bonds
     Series 2000A
         02-01-14              5.75                2,000,000           2,211,060
State Unlimited General Obligation Bonds
     Series 2001
         10-01-10              5.00                2,500,000           2,734,400
Total                                                                  6,506,210

Nevada (4.0%)

Clark County School District
     Refunding General Obligation Bonds
     Series 2000B (FGIC Insured)
         06-15-08              5.50                1,000,000           1,115,880
Director of the State Department of Business
     & Industry Capital Appreciation
     Revenue Bonds Las Vegas Monorail
     Zero Coupon Series 2000
     (AMBAC Insured)
         01-01-07              5.01                1,000,000(d)          878,970

See accompanying notes to investments in securities.

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13 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Name of                       Coupon                Principal          Value(a)
issuer and                     rate                  amount
title of
issue(b,c)

Nevada (cont.)

Las Vegas Local Special Improvement Bonds
     District #808 Summerlin Area Series 2001
         06-01-06              5.40%                $500,000            $517,195
Washoe County School District
     Refunding Bonds Series 2002B
     (FGIC Insured)
         06-01-16              5.50                2,000,000           2,220,060
Total                                                                  4,732,105

New Jersey (3.7%)

State Highway Authority
     Garden State Parkway
     Refunding Revenue Bonds
     Series 2001 (FGIC Insured)
         01-01-08              5.00                1,005,000           1,095,711
State Transportation Toll Road Fund
     Authority Transportation Systems
     Refunding Revenue Bonds Series 2001C
     (FSA Insured)
         12-15-13              5.50                2,000,000           2,250,460
State Transportation Trust Fund Authority
     Refunding Revenue Bonds Series 2001C
         12-15-07              5.38                1,000,000           1,116,500
Total                                                                  4,462,671

New Mexico (0.1%)

Santa Fe County Lifecare Revenue Bonds
     El Castillo Retirement Series 1998A
         05-15-04              5.00                  105,000             105,683

New York (5.1%)

Metropolitan Transportation Authority
     Service Contract Revenue Bonds
     Series 2002B (MBIA Insured)
         07-01-13              5.50                2,250,000           2,532,713
State Thruway Authority
     Highway & Bridge Trust Fund
     Revenue Bonds Series 2001B
     (MBIA Insured)
         04-01-07              5.00                1,000,000           1,086,280
State Urban Development
     Correctional & Youth Facilities
     Revenue Bonds Series 2002C
         01-01-11              5.00                2,375,000           2,520,801
Total                                                                  6,139,794

North Carolina (0.9%)

Eastern Municipal Power Agency
     Power System Refunding Revenue Bonds
     Series 1993B
         01-01-06              6.00                1,000,000           1,078,940

Ohio (2.4%)

Akron Bath Copley Joint Township
     Hospital District Revenue Bonds
     Summa Hospital Series 1998A
         11-15-03              4.50                  500,000             506,160
Carroll Water & Sewer District
     Unlimited Tax General Obligation Bonds
     Series 1998
         12-01-10              6.25                  170,000             179,960
State Turnpike Commission
     Refunding Revenue Bonds
     Series 2001B (FSA Insured)
         02-15-08              5.00                1,000,000           1,087,770
State Water Development Authority
     Pollution Control Revenue Bonds
     Series 2000
         06-01-05              5.50                1,000,000           1,083,230
Total                                                                  2,857,120

Oklahoma (1.8%)

Enid Municipal Authority Sales Tax & Utility
     Refunding Revenue Bonds
     Series 1996 (AMBAC Insured)
         02-01-05              5.50                1,000,000           1,074,210
State Capital Improvement Authority
     Highway Revenue Bonds
     Series 2000 (MBIA Insured)
         06-01-06              5.00                1,000,000           1,086,210
Total                                                                  2,160,420

Pennsylvania (2.7%)

Southeastern Transportation Authority
     Special Revenue Tax Transit
     Revenue Bonds Series 1997
     (FGIC Insured)
         03-01-07              5.75                1,000,000           1,116,420
State Unlimited General Obligation
     Refunding Bonds
     Series 2002
         02-01-08              5.00                2,000,000           2,175,640
Total                                                                  3,292,060

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Name of                       Coupon                Principal          Value(a)
issuer and                     rate                  amount
title of
issue(b,c)

Puerto Rico (3.8%)

Commonwealth of Puerto Rico
     Public Improvement Unlimited
     General Obligation Refunding Bonds
     Series 2001A (MBIA Insured)
         07-01-16              5.50%              $2,000,000(g)       $2,258,200
Commonwealth of Puerto Rico
     Unlimited General Obligation Refunding
     Bonds Series 2002 (FGIC Insured)
         07-01-14              5.50                2,000,000(g)        2,264,060
Total                                                                  4,522,260

South Carolina (4.6%)

State Public Service Authority
     Refunding Revenue Bonds
     Series 2002D (FSA Insured)
         01-01-13              5.25                3,000,000           3,287,820
State School Facilities
     Unlimited General Obligation Bonds
     Series 2001A
         01-01-07              5.00                1,000,000           1,088,860
State Transportation Infrastructure Bank
     Revenue Bonds Series 2000A (MBIA Insured)
         10-01-07              5.50                1,000,000           1,119,430
Total                                                                  5,496,110

Tennessee (0.9%)

Shelby County Public Unlimited Improvement
     General Obligation Bonds
     Series 2000A
         04-01-05              5.00                1,000,000           1,067,010

Texas (8.4%)

Houston Texas General Obligation
     Bonds Series 1999A
         03-01-08              5.25                1,000,000           1,097,780
Houston Water & Sewer System
     Junior Lien Refunding
     Revenue Bonds Series 2002B
     (AMBAC Insured)
         12-01-14              5.75                2,000,000           2,245,900
Humble Independent School District
     Unlimited General Obligation
     Capital Appreciation Refunding Bonds
     Zero Coupon Series 1997
     (Permanent School Fund Guarantee)
         02-15-07              5.03                1,000,000(d)          876,860
Lower Colorado River Authority
     Refunding Revenue Bonds
     Series 2002 (MBIA Insured)
         05-15-13              5.00                2,435,000           2,607,032
Lower Colorado River Authority
     Refunding Revenue Bonds
     Series 1999B (FSA Insured)
         05-15-08              6.00                1,000,000           1,136,260
State University Systems Financing
     Refunding Revenue Bonds
     Series 2002 (FSA Insured)
         03-15-16              5.25                2,000,000           2,117,440
Total                                                                 10,081,272

Virginia (3.8%)

Arlington County Unlimited General Obligation
     Public Improvement Bonds
     Series 2001
         02-01-07              4.50                1,000,000           1,072,540
Prince William County
     Public Improvement Facility
     Unlimited General Obligation Bonds
     Series 2000A
         08-01-06              5.00                1,000,000           1,091,460
Richmond Metropolitan Authority
     Expressway Refunding Revenue Bonds
     Series 2002 (FGIC Insured)
         07-15-15              5.25                2,125,000           2,326,535
Total                                                                  4,490,535

Washington (5.6%)

Energy Northwest Electric
     Refunding Revenue Bonds
     Project #3 Series 2002B
     (AMBAC Insured)
         07-01-16              6.00                2,000,000           2,236,420
King County Limited General
     Obligation Refunding Bonds
     Series 2002
         12-01-13              5.50                2,000,000           2,236,600

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Name of                       Coupon                Principal          Value(a)
issuer and                     rate                  amount
title of
issue(b,c)

Washington (cont.)

Port of Seattle Refunding Revenue Bonds
     Series 2000D (MBIA Insured) A.M.T.
         02-01-07              5.50%              $1,000,000          $1,084,880
Tacoma Electric System
     Refunding Revenue Bonds
     Series 2001B (FSA Insured)
         01-01-07              5.50                1,000,000           1,102,380
Total                                                                  6,660,280

Wisconsin (3.1%)

Badger State Tobacco Asset Securitization
     Revenue Bonds Series 2002
         06-01-10              5.50                1,500,000           1,501,815
Southwest Professional Baseball Park
     District Sales Tax
     Refunding Revenue Bonds
     Series 1998A (MBIA Insured)
         12-15-15              5.50                2,000,000           2,231,300
Total                                                                  3,733,115

Total municipal bonds
(Cost: $112,711,256)                                                $114,556,276

Municipal notes (6.8%)
Issuer(b,c,e)                Effective               Amount            Value(a)
                               yield               payable at
                                                    maturity
Brazos River Texas
     Harbor Naval District
     Revenue Bonds Merey Sweeny
     V.R. Series 2001A A.M.T.
         04-01-21              1.35%                $300,000            $300,000
Brazos River Texas
     Harbor Naval District
     Revenue Bonds Merey Sweeny
     V.R. Series 2001B
         04-01-21              1.35                  800,000             800,000
Clark County Nevada Airport
     Revenue Bonds (Clark County Aviation) V.R.
     Series 2001A (FGIC Insured) A.M.T
         07-01-35              1.19                  200,000             200,000
Gaston County North Carolina
     Industrial Facilities & Pollution Control
     Financing Authority Revenue Bond
     Duke Energy V.R. Series 1999
         10-01-12              1.40                1,200,000           1,200,000
Gulf Coast Texas Industrial Development Authority
     Solid Waste Disposal Revenue Bonds
     Citgo Petroleum V.R. Series 1994
         04-01-26              1.35                  300,000             300,000
Gulf Coast Texas Industrial Development Authority
     Environmental Facilities Revenue Bonds
     Citgo Petroleum V.R. Series 1999 A.M.T.
         04-01-29              1.35                  400,000             400,000
Harris County Texas Industrial Development
     Solid Waste Disposal Deer Park
     V.R. Series 1995
         03-01-23              1.40                  900,000             900,000
Mississippi Business Finance
     Solid Waste Disposal Refunding
     Revenue Bonds (Mississippi Power)
     V.R. Series 1998 A.M.T.
         05-01-28              1.40                1,500,000           1,500,000
Mobile Alabama Industrial Development Board
     Revenue Bonds
     Alabama Power/Barry Plant
     V.R. Series 2001B
         09-01-31              1.40                  500,000             500,000
Ohio State Water Development Authority
     Pollution Control Facilities Refunding
     Revenue Bonds Toledo Edison
     (Ohio Water Development Authority)
     V.R. Series 2000A
         04-01-24              1.30                  200,000             200,000
Putnam County Georgia Development Authority
     Pollution Control Revenue Bonds
     Georgia Power/Branch Plant
     V.R. Series 1997
         04-01-32              1.40                1,600,000           1,600,000
Sweetwater County Wyoming Pollution Control
     Refunding Revenue Bonds
     Idaho Power V.R. Series 1996C
         07-15-26              1.40                  200,000             200,000

Total municipal notes
(Cost: $8,100,000)                                                    $8,100,000

Total investments in securities
(Cost: $120,811,256)(h)                                             $122,656,276

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      --    ACA Financial Guaranty Corporation

     AMBAC    --    American Municipal Bond Association Corporation

     BIG      --    Bond Investors Guarantee

     CGIC     --    Capital Guaranty Insurance Company

     FGIC     --    Financial Guarantee Insurance Corporation

     FHA      --    Federal Housing Authority

     FNMA     --    Federal National Mortgage Association

     FSA      --    Financial Security Assurance

     GNMA     --    Government National Mortgage Association

     MBIA     --    Municipal Bond Investors Assurance

     XLCA     --    XL Capital Assurance

(c) The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   --    Alternative Minimum Tax -- As of Nov. 30, 2002, the value of securities subject to alternative minimum tax represented
                    4.2% of net assets.

     B.A.N.   --    Bond Anticipation Note

     C.P.     --    Commercial Paper

     R.A.N.   --    Revenue Anticipation Note

     T.A.N.   --    Tax Anticipation Note

     T.R.A.N. --    Tax & Revenue Anticipation Note

     V.R.     --    Variable Rate

     V.R.D.B. --    Variable Rate Demand Bond

     V.R.D.N. --    Variable Rate Demand Note

(d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(e) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2002.

(f) At Nov. 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward commitment basis was $4,424,029.

(g) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 3.8% of net assets as of Nov. 30, 2002.

(h) At Nov. 30, 2002, the cost of securities for federal income tax purposes was $120,811,256 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $2,730,501
     Unrealized depreciation                                         (885,481)
                                                                     --------
     Net unrealized appreciation                                   $1,845,020
                                                                   ----------

--------------------------------------------------------------------------------
17 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Intermediate Tax-Exempt Fund

Nov. 30, 2002
Assets
Investments in securities, at value (Note 1)
   (identified cost $120,811,256)                                                                      $122,656,276
Cash in bank on demand deposit                                                                               40,858
Capital shares receivable                                                                                   111,908
Accrued interest receivable                                                                               1,557,587
Receivable for investment securities sold                                                                    15,469
                                                                                                             ------
Total assets                                                                                            124,382,098
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                            37,851
Capital shares payable                                                                                      107,320
Payable for investment securities purchased                                                               4,424,029
Accrued investment management services fee                                                                    2,957
Accrued distribution fee                                                                                      2,830
Accrued transfer agency fee                                                                                     223
Accrued administrative services fee                                                                             263
Other accrued expenses                                                                                       64,017
                                                                                                             ------
Total liabilities                                                                                         4,639,490
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $119,742,608
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    226,229
Additional paid-in capital                                                                              117,398,946
Accumulated net realized gain (loss)                                                                        272,413
Unrealized appreciation (depreciation) on investments                                                     1,845,020
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $119,742,608
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 90,925,225
                                                            Class B                                    $ 20,450,747
                                                            Class C                                    $  8,365,359
                                                            Class Y                                    $      1,277
Net asset value per share of outstanding capital stock:     Class A shares         17,177,245          $       5.29
                                                            Class B shares          3,864,129          $       5.29
                                                            Class C shares          1,581,332          $       5.29
                                                            Class Y shares                243          $       5.26
                                                                                          ---          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Statement of operations
AXP Intermediate Tax-Exempt Fund

Year ended Nov. 30, 2002
Investment income
Income:
Interest                                                             $3,407,948
                                                                     ----------
Expenses (Note 2):
Investment management services fee                                      381,710
Distribution fee
   Class A                                                              164,084
   Class B                                                              153,491
   Class C                                                               38,404
Transfer agency fee                                                      43,039
Incremental transfer agency fee
   Class A                                                                3,289
   Class B                                                                1,792
   Class C                                                                  540
Service fee -- Class Y                                                        1
Administrative services fees and expenses                                33,380
Compensation of board members                                            10,563
Custodian fees                                                           21,307
Printing and postage                                                     25,860
Registration fees                                                        71,856
Audit fees                                                               16,000
Other                                                                     2,660
                                                                          -----
Total expenses                                                          967,976
   Expenses waived/reimbursed by AEFC (Note 2)                          (68,384)
                                                                        -------
                                                                        899,592
   Earnings credits on cash balances (Note 2)                            (1,709)
                                                                         ------
Total net expenses                                                      897,883
                                                                        -------
Investment income (loss) -- net                                       2,510,065
                                                                      ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                       333,522
   Swap transactions                                                    (61,033)
                                                                        -------
Net realized gain (loss) on investments                                 272,489
Net change in unrealized appreciation (depreciation) on investments     989,944
                                                                        -------
Net gain (loss) on investments                                        1,262,433
                                                                      ---------
Net increase (decrease) in net assets resulting from operations      $3,772,498
                                                                     ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Statements of changes in net assets
AXP Intermediate Tax-Exempt Fund

Year ended Nov. 30,                                                                      2002                  2001
Operations and distributions
Investment income (loss) -- net                                                  $  2,510,065          $  1,649,442
Net realized gain (loss) on investments                                               272,489               387,976
Net change in unrealized appreciation (depreciation) on investments                   989,944               857,954
                                                                                      -------               -------
Net increase (decrease) in net assets resulting from operations                     3,772,498             2,895,372
                                                                                    ---------             ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                       (2,056,143)           (1,362,751)
     Class B                                                                         (364,957)             (265,832)
     Class C                                                                          (90,223)              (19,514)
     Class Y                                                                              (42)                  (45)
   Net realized gain
     Class A                                                                         (147,931)                   --
     Class B                                                                          (34,449)                   --
     Class C                                                                           (4,348)                   --
     Class Y                                                                               (4)                   --
                                                                                           --                  ----
Total distributions                                                                (2,698,097)           (1,648,142)
                                                                                   ----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         66,118,141            34,064,933
   Class B shares                                                                  12,483,523             4,429,528
   Class C shares                                                                   7,566,831               905,413
Reinvestment of distributions at net asset value
   Class A shares                                                                   1,864,016             1,148,398
   Class B shares                                                                     335,158               218,537
   Class C shares                                                                      88,894                19,392
   Class Y shares                                                                          --                    45
Payments for redemptions
   Class A shares                                                                 (27,718,223)          (17,620,796)
   Class B shares (Note 2)                                                         (4,377,090)           (1,997,986)
   Class C shares (Note 2)                                                           (604,010)              (44,771)
                                                                                     --------               -------
Increase (decrease) in net assets from capital share transactions                  55,757,240            21,122,693
                                                                                   ----------            ----------
Total increase (decrease) in net assets                                            56,831,641            22,369,923
Net assets at beginning of year                                                    62,910,967            40,541,044
                                                                                   ----------            ----------
Net assets at end of year                                                        $119,742,608          $ 62,910,967
                                                                                 ============          ============
Undistributed net investment income                                              $         --          $      1,300
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Notes to Financial Statements

AXP Intermediate Tax-Exempt Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt obligations.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured

--------------------------------------------------------------------------------
21 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into Bond Market Association (BMA) swap agreements. BMA swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating BMA market interest rate versus a fixed interest rate. The Fund may employ BMA swaps to synthetically add or subtract principal exposure to the municipal market.

The BMA index serves as the reference for the floating market interest rate, and is a weekly high-grade market index comprised of 7-day tax-exempt variable rate demand notes produced by Municipal Market Data Group.

Risks of entering into a swap include a lack of correlation between BMA swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, BMA swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

BMA swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated.

--------------------------------------------------------------------------------
22 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Nov. 30, 2002, the Fund has entered into outstanding when-issued securities of $4,424,029.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                                                       2002             2001

Class A
Distributions paid from:
     Ordinary income -- tax-exempt interest distributions*            $2,057,966       $1,362,751
     Long-term capital gain                                              146,108               --

Class B
Distributions paid from:
     Ordinary income -- tax-exempt interest distributions*               365,382          265,832
     Long-term capital gain                                               34,024               --

Class C
Distributions paid from:
     Ordinary income -- tax-exempt interest distributions*                90,276           19,514
     Long-term capital gain                                                4,295               --

Class Y
Distributions paid from:
     Ordinary income -- tax-exempt interest distributions*                    42               45
     Long-term capital gain                                                    4               --

* Tax-exempt interest distributions were 100.00% and 100.00% for the years ended 2002 and 2001, respectively.

As of Nov. 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income                                  $   37,851
Accumulated gain (loss)                                          $  300,671
Unrealized appreciation (depreciation)                           $1,816,762

--------------------------------------------------------------------------------
23 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $332,225 for Class A, $32,634 for Class B and $1,809 for Class C for the year ended Nov. 30, 2002.

--------------------------------------------------------------------------------
24 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

For the year ended Nov. 30, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 0.89% for Class A, 1.64% for Class B, 1.64% for Class C and 0.81% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses from Feb. 1, 2002 until Nov. 30, 2003. Under this agreement, total expenses will not exceed 0.88% for Class A, 1.64% for Class B, 1.63% for Class C and 0.81% for Class Y of the Fund's average daily net assets during the time period stated above.

During the year ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $1,709 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $96,941,160 and $42,529,560, respectively, for the year ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Nov. 30, 2002
                                              Class A           Class B          Class C           Class Y
Sold                                       12,513,172         2,357,292        1,424,341                --
Issued for reinvested distributions           354,001            63,694           16,816                --
Redeemed                                   (5,290,389)         (830,052)        (114,919)               --
                                           ----------          --------         --------               ---
Net increase (decrease)                     7,576,784         1,590,934        1,326,238                --
                                            ---------         ---------        ---------               ---

                                                               Year ended Nov. 30, 2001
                                              Class A           Class B          Class C           Class Y
Sold                                        6,585,648           854,119          174,158                --
Issued for reinvested distributions           221,828            42,245            3,745                 9
Redeemed                                   (3,408,747)         (387,323)          (8,640)               --
                                           ----------          --------           ------               ---
Net increase (decrease)                     3,398,729           509,041          169,263                 9
                                            ---------           -------          -------               ---

5. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended Nov. 30, 2002.

--------------------------------------------------------------------------------
25 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                       2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.19        $5.04        $5.02        $5.14        $5.09
Income from investment operations:
Net investment income (loss)                                        .16          .18          .19          .19          .19
Net gains (losses) (both realized and unrealized)                   .12          .15          .02         (.12)         .05
Total from investment operations                                    .28          .33          .21          .07          .24
Less distributions:
Dividends from net investment income                               (.17)        (.18)        (.19)        (.19)        (.19)
Distributions from realized gains                                  (.01)          --           --           --           --
Total distributions                                                (.18)        (.18)        (.19)        (.19)        (.19)
Net asset value, end of period                                    $5.29        $5.19        $5.04        $5.02        $5.14

Ratios/supplemental data
Net assets, end of period (in millions)                             $91          $50          $31          $29          $21
Ratio of expenses to average daily net assets(c)                   .89%(e)     1.02%         .99%         .90%(e)      .92%(e)
Ratio of net investment income (loss)
to average daily net assets                                       3.13%        3.45%        3.72%        3.78%        3.76%
Portfolio turnover rate (excluding short-term securities)           52%          75%          77%           9%           7%
Total return(i)                                                   5.45%        6.60%        4.22%        1.44%        4.85%

Class B
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                        2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.19        $5.03        $5.02        $5.14        $5.09
Income from investment operations:
Net investment income (loss)                                        .12          .14          .15          .15          .15
Net gains (losses) (both realized and unrealized)                   .12          .16          .01         (.12)         .05
Total from investment operations                                    .24          .30          .16          .03          .20
Less distributions:
Dividends from net investment income                               (.13)        (.14)        (.15)        (.15)        (.15)
Distributions from realized gains                                  (.01)          --           --           --           --
Total distributions                                                (.14)        (.14)        (.15)        (.15)        (.15)
Net asset value, end of period                                    $5.29        $5.19        $5.03        $5.02        $5.14

Ratios/supplemental data
Net assets, end of period (in millions)                             $20          $12           $9           $9           $7
Ratio of expenses to average daily net assets(c)                  1.64%(f)     1.78%        1.75%        1.65%(f)     1.67%(f)
Ratio of net investment income (loss)
to average daily net assets                                       2.38%        2.69%        2.90%        3.02%        3.01%
Portfolio turnover rate (excluding short-term securities)           52%          75%          77%           9%           7%
Total return(i)                                                   4.66%        6.01%        3.23%         .69%        4.07%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                        2002         2001      2000(b)
Net asset value, beginning of period                              $5.18        $5.03        $5.00
Income from investment operations:
Net investment income (loss)                                        .12          .14          .06
Net gains (losses) (both realized and unrealized)                   .13          .15          .03
Total from investment operations                                    .25          .29          .09
Less distributions:
Dividends from net investment income                               (.13)        (.14)        (.06)
Distributions from realized gains                                  (.01)          --           --
Total distributions                                                (.14)        (.14)        (.06)
Net asset value, end of period                                    $5.29        $5.18        $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                              $8           $1          $--
Ratio of expenses to average daily net assets(c)                  1.64%(g)     1.77%        1.75%(d)
Ratio of net investment income (loss)
to average daily net assets                                       2.35%        2.66%        3.34%(d)
Portfolio turnover rate (excluding short-term securities)           52%          75%          77%
Total return(i)                                                   4.86%        5.82%        1.96%(j)

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov 30,                                        2002         2001         2000         1999         1998
Net asset value, beginning of period                              $5.16        $5.02        $5.01        $5.13        $5.09
Income from investment operations:
Net investment income (loss)                                        .17          .19          .20          .21          .19
Net gains (losses) (both realized and unrealized)                   .12          .14          .01         (.12)         .05
Total from investment operations                                    .29          .33          .21          .09          .24
Less distributions:
Dividends from net investment income                               (.18)        (.19)        (.20)        (.21)        (.20)
Distributions from realized gains                                  (.01)          --           --           --           --
Total distributions                                                (.19)        (.19)        (.20)        (.21)        (.20)
Net asset value, end of period                                    $5.26        $5.16        $5.02        $5.01        $5.13

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                   .81%(h)      .95%         .92%         .80%(h)      .78%(h)
Ratio of net investment income (loss)
to average daily net assets                                       3.26%        3.49%        3.76%        4.03%        3.83%
Portfolio turnover rate (excluding short-term securities)           52%          75%          77%           9%           7%
Total return(i)                                                   5.67%        6.62%        4.24%        1.59%        4.78%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 0.97%, 1.02% and 0.96% for the periods ended 2002, 1999 and 1998, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.73%, 1.78% and 1.71% for the periods ended 2002, 1999 and 1998, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 1.72% for the period ended 2002.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.90%, 0.94% and 0.88% for the periods ended 2002, 1999 and 1998, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Intermediate Tax-Exempt Fund (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2002 and the financial highlights for each of the years in the five-year period ended November 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Intermediate Tax-Exempt Fund as of November 30, 2002, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 10, 2003

--------------------------------------------------------------------------------
29 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Intermediate Tax-Exempt Fund

Fiscal year ended Nov. 30, 2002

Class A
Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.01087
Jan. 25, 2002                                                   0.01582
Feb. 26, 2002                                                   0.01348
March 26, 2002                                                  0.01150
April 26, 2002                                                  0.01380
May 24, 2002                                                    0.01326
June 26, 2002                                                   0.01597
July 26, 2002                                                   0.01433
Aug. 26, 2002                                                   0.01442
Sept. 26, 2002                                                  0.01445
Oct. 25, 2002                                                   0.01295
Nov. 25, 2002                                                   0.01361
Total                                                          $0.16446

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.01443
Total distributions                                            $0.17889

The distribution of $0.02530 per share, payable Dec. 20, 2001, consisted of $0.01069 from net investment income, $0.00018 from net short-term gains (a total of $0.01087 taxable as dividend income) and $0.01443 from net long-term capital gains.

--------------------------------------------------------------------------------
30 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Class B
Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.00830
Jan. 25, 2002                                                   0.01196
Feb. 26, 2002                                                   0.01004
March 26, 2002                                                  0.00851
April 26, 2002                                                  0.01049
May 24, 2002                                                    0.01024
June 26, 2002                                                   0.01237
July 26, 2002                                                   0.01104
Aug. 26, 2002                                                   0.01098
Sept. 26, 2002                                                  0.01098
Oct. 25, 2002                                                   0.00971
Nov. 25, 2002                                                   0.01018
Total                                                          $0.12480

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.01443
Total distributions                                            $0.13923

The distribution of $0.02273 per share, payable Dec. 20, 2001, consisted of $0.00812 from net investment income, $0.00018 from net short-term gains (a total of $0.00830 taxable as dividend income) and $0.01443 from net long-term capital gains.

Class C
Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.00833
Jan. 25, 2002                                                   0.01196
Feb. 26, 2002                                                   0.01007
March 26, 2002                                                  0.00850
April 26, 2002                                                  0.01046
May 24, 2002                                                    0.01024
June 26, 2002                                                   0.01231
July 26, 2002                                                   0.01098
Aug. 26, 2002                                                   0.01093
Sept. 26, 2002                                                  0.01092
Oct. 25, 2002                                                   0.00967
Nov. 25, 2002                                                   0.01015
Total                                                          $0.12452

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.01443
Total distributions                                            $0.13895

The distribution of $0.02276 per share, payable Dec. 20, 2001, consisted of $0.00815 from net investment income, $0.00018 from net short-term gains (a total of $0.00833 taxable as dividend income) and $0.01443 from net long-term capital gains.

--------------------------------------------------------------------------------
31 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Class Y
Exempt-interest dividends -- taxable status explained below.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.01152
Jan. 25, 2002                                                   0.01687
Feb. 26, 2002                                                   0.01439
March 26, 2002                                                  0.01233
April 26, 2002                                                  0.01456
May 24, 2002                                                    0.01394
June 26, 2002                                                   0.01695
July 26, 2002                                                   0.01509
Aug. 26, 2002                                                   0.01530
Sept. 26, 2002                                                  0.01534
Oct. 25, 2002                                                   0.01394
Nov. 25, 2002                                                   0.01443
Total                                                          $0.17466

Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 20, 2001                                                  $0.01443
Total distributions                                            $0.18909

The distribution of $0.02595 per share, payable Dec. 20, 2001, consisted of $0.01134 from net investment income, $0.00018 from net short-term gains (a total of $0.01152 taxable as dividend income) and $0.01443 from net long-term capital gains.

Source of distributions

100% of tax-exempt interest distributions during the fiscal year ended Nov. 30, 2002 were exclusively from interest on tax-exempt securities. For dividends paid by the Fund to be tax-exempt, the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Exempt-interest dividends are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2002 was 6.43%.

Other taxation

Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
32 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 2002 are listed below.

Alabama                       0.073%    Montana                       0.195
Alaska                        3.305     Nebraska                      0.015
Arizona                       4.234     Nevada                        4.389
California                    1.925     New Jersey                    4.739
Colorado                      1.736     New Mexico                    0.949
Connecticut                   0.050     New York                      3.342
District of Columbia          1.429     North Carolina                2.861
Florida                       9.142     Ohio                          4.136
Georgia                       3.098     Oklahoma                      2.571
Hawaii                        1.221     Pennsylvania                  4.324
Idaho                         0.047     Puerto Rico                   3.787
Illinois                      3.349     South Carolina                1.606
Indiana                       0.269     South Dakota                  0.009
Kentucky                      1.377     Tennessee                     1.351
Louisiana                     0.009     Texas                         6.454
Maryland                      1.259     Utah                          0.031
Massachusetts                 2.410     Virginia                      4.489
Michigan                      4.943     Washington                    7.059
Minnesota                     3.464     Wisconsin                     3.629
Mississippi                   0.455     Wyoming                       0.082
Missouri                      0.187

--------------------------------------------------------------------------------
33 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Born in 1937                                                          construction) since 1998.   materials/chemicals)
                                                                      Former President and CEO,
                                                                      Shell Oil Company
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Born in 1936                                                                                      foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall 183                        Board member since 2001        Private investor;           Imagistics International,
Long Close Road                                                       formerly with Texaco        Inc. (office equipment),
Stamford, CT 06902                                                    Inc., Treasurer,            Reynolds & Reynolds
Born in 1944                                                          1999-2001 and General       Company (information
                                                                      Manager, Alliance           services), TECO Energy,
                                                                      Management Operations,      Inc. (energy holding
                                                                      1998-1999. Prior to that,   company), The Williams
                                                                      Director, International     Companies, Inc. (energy
                                                                      Operations IBM Corp.        distribution company)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
P.O. Box 2187                                                         Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., parent company of American Century Investment Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
34 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
901 S. Marquette Ave.                                                 Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
720 Fifth Avenue                                                      Management, Inc.            Richemont AG (luxury goods)
New York, NY 10019                                                    (management of private
Born in 1949                                                          equities)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester         Synaptic Pharmaceuticals
901 S. Marquette Ave.                                                 Biotech since 2000.         Corporation
Minneapolis, MN 55402                                                 Former President and CEO,
Born in 1944                                                          Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Born in 1949                                                          AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002. Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and Citigroup
                                                                      Insurance Group, U.S.,
                                                                      1998-1999. Head of
                                                                      Marketing and Strategic
                                                                      Planning - Investment
                                                                      Products and
                                                                      Distribution, Citibank
                                                                      Global, 1995-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002;       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

 *** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
35 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Board Members Affiliated with AEFC*** (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
Address,                               length of service              during past five years
Age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Born in 1960                                                          Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
Address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Born in 1955                                                          President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Born in 1954                                                          Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC,
                                                                      1998-2000; President -
                                                                      Piper Capital Management
                                                                      1997-1998
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
36 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

Results of Meeting of Shareholders

AXP INTERMEDIATE TAX-EXEMPT FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the thirteen nominees specified below as Board members*.

                       Shares Voted "For"   Shares Withholding Authority to Vote
Arne H. Carlson          111,067,180.857                4,207,907.902
Philip J. Carroll, Jr.   111,220,439.167                4,054,649.592
Livio D. DeSimone        111,143,134.319                4,131,954.440
Barbara H. Fraser        111,328,734.014                3,946,354.745
Ira D. Hall              111,226,193.508                4,048,895.251
Heinz F. Hutter          111,021,452.228                4,253,636.531
Anne P. Jones            111,267,774.723                4,007,314.036
Stephen R. Lewis, Jr.    111,343,116.560                3,931,972.199
Alan G. Quasha           111,082,064.221                4,193,024.538
Stephen W. Roszell       111,329,907.467                3,945,181.292
Alan K. Simpson          110,869,729.142                4,405,359.617
Alison Taunton-Rigby     111,192,665.927                4,082,422.832
William F. Truscott      111,357,443.913                3,917,644.846

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

Shares Voted "For"    Shares Voted "Against"    Abstentions    Broker Non-Votes
  94,494,730.421           8,926,861.360       5,207,069.978     6,646,427.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
37 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2002 ANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (1/03)

AXP Intermediate Tax-Exempt Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6355 K (1/03)